                                                                    EXHIBIT 4(a)


================================================================================

                            ANADARKO FINANCE COMPANY
                                                 , AS COMPANY

                         ANADARKO PETROLEUM CORPORATION
                                                     , AS GUARANTOR

                                       AND

                              THE BANK OF NEW YORK
                                            , AS TRUSTEE

                                   ----------

                                    INDENTURE

                           DATED AS OF APRIL 26, 2001

                              SERIES A AND SERIES B

                                  $400,000,000
                          6 3/4% SENIOR NOTES DUE 2011

                                  $900,000,000
                          7 1/2% SENIOR NOTES DUE 2031

================================================================================

                             CROSS-REFERENCE TABLE*


 TIA Section                                                                              Indenture Section
 -----------                                                                              -----------------

310 (a)(1) .............................................................................       6.10
    (a)(2) .............................................................................       6.10
    (a)(3) .............................................................................       N.A.
    (a)(4) .............................................................................       N.A.
    (a)(5) .............................................................................       6.10
    (b) ................................................................................       6.10; 7.01(b)
    (c) ................................................................................       N.A.
311 (a) ................................................................................       6.11
    (b) ................................................................................       6.11
    (c) ................................................................................       N.A.
312 (a) ................................................................................       2.05
    (b) ................................................................................      11.03
    (c) ................................................................................      11.03
313 (a) ................................................................................       6.06
    (b) ................................................................................       6.06
    (c) ................................................................................       6.06
    (d) ................................................................................       6.06
314 (a) ................................................................................       3.03
    (b) ................................................................................       N.A.
    (c)(1) .............................................................................       11.04
    (c)(2) .............................................................................       11.04
    (c)(3) .............................................................................       N.A.
    (d) ................................................................................       N.A.
    (e) ................................................................................       11.05
    (f) ................................................................................       N.A.
315 (a) ................................................................................       6.01(b)
    (b) ................................................................................       6.05
    (c) ................................................................................       6.01(a)
    (d) ................................................................................       6.01(c)
    (e) ................................................................................       5.11
316 (a)(last sentence) .................................................................       2.09
    (a)(1)(A) ..........................................................................       5.05
    (a)(1)(B) ..........................................................................       5.04
    (a)(2) .............................................................................       N.A.
    (b) ................................................................................       5.07
    (c) ................................................................................       8.04
317 (a)(1) .............................................................................       5.08
    (a)(2) .............................................................................       5.09
    (b) ................................................................................       2.04
318 (a) ................................................................................      10.01
318 (c) ................................................................................      10.01

----------

N.A. means not applicable

* This Cross-Reference Table is not part of this Indenture

                               TABLE OF CONTENTS

                                                  ARTICLE I

                                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01   Definitions..................................................................................1
SECTION 1.02   Other Definitions............................................................................5
SECTION 1.03   Incorporation by Reference of Trust Indenture Act............................................5
SECTION 1.04   Rules of Construction........................................................................6

                                                  ARTICLE II

                                                THE SECURITIES

SECTION 2.01   Form and Dating..............................................................................6
SECTION 2.02   Execution and Authentication.................................................................7
SECTION 2.03   Registrar and Paying Agent...................................................................8
SECTION 2.04   Paying Agent to Hold Money in Trust..........................................................8
SECTION 2.05   Holder Lists.................................................................................8
SECTION 2.06   Transfer and Exchange........................................................................9
SECTION 2.07   Certificated Securities.....................................................................12
SECTION 2.08   Replacement Securities......................................................................13
SECTION 2.09   Outstanding Securities......................................................................13
SECTION 2.10   Treasury Securities.........................................................................13
SECTION 2.11   Temporary Securities........................................................................14
SECTION 2.12   Cancellation................................................................................14
SECTION 2.13   Defaulted Interest..........................................................................14
SECTION 2.14   Persons Deemed Owners.......................................................................14
SECTION 2.15   CUSIP Numbers...............................................................................14

                                                 ARTICLE III

                                                  COVENANTS

SECTION 3.01   Payment of Securities.......................................................................15
SECTION 3.02   Maintenance of Office or Agency.............................................................15
SECTION 3.03   SEC Reports; Financial Statements...........................................................15
SECTION 3.04   Compliance Certificate......................................................................16
SECTION 3.05   Corporate Existence.........................................................................16
SECTION 3.06   Waiver of Stay, Extension or Usury Laws.....................................................17
SECTION 3.07   Limitation on Liens.........................................................................17

                                                  ARTICLE IV

                                        CONSOLIDATION, MERGER AND SALE

SECTION 4.01   Limitation on Mergers and Consolidations....................................................18
SECTION 4.02   Successors Substituted......................................................................19
SECTION 4.03   Assignment of Company's Obligations.........................................................20

                                                  ARTICLE V

                                            DEFAULTS AND REMEDIES

SECTION 5.01   Events of Default...........................................................................20
SECTION 5.02   Acceleration................................................................................21
SECTION 5.03   Other Remedies..............................................................................22
SECTION 5.04   Waiver of Existing Defaults.................................................................22
SECTION 5.05   Control by Majority.........................................................................23
SECTION 5.06   Limitations on Suits........................................................................23
SECTION 5.07   Rights of Holders to Receive Payment........................................................23
SECTION 5.08   Collection Suit by Trustee..................................................................24
SECTION 5.09   Trustee May File Proofs of Claim............................................................24
SECTION 5.10   Priorities..................................................................................24
SECTION 5.11   Undertaking for Costs.......................................................................25

                                                  ARTICLE VI

                                                   TRUSTEE

SECTION 6.01   Duties of Trustee...........................................................................25
SECTION 6.02   Rights of Trustee...........................................................................26
SECTION 6.03   Individual Rights of Trustee................................................................27
SECTION 6.04   Trustee's Disclaimer........................................................................27
SECTION 6.05   Notice of Defaults..........................................................................27
SECTION 6.06   Reports by Trustee to Holders...............................................................27
SECTION 6.07   Compensation and Indemnity..................................................................27
SECTION 6.08   Replacement of Trustee......................................................................28
SECTION 6.09   Successor Trustee by Merger, etc............................................................29
SECTION 6.10   Eligibility; Disqualification...............................................................29
SECTION 6.11   Preferential Collection of Claims Against Company...........................................29

                                                 ARTICLE VII

                                            DISCHARGE OF INDENTURE

SECTION 7.01   Termination of Company's Obligations........................................................30
SECTION 7.02   Application of Trust Money..................................................................32
SECTION 7.03   Repayment to Company........................................................................32
SECTION 7.04   Reinstatement...............................................................................32

                                                 ARTICLE VIII

                                                  AMENDMENTS

SECTION 8.01   Without Consent of Holders..................................................................32
SECTION 8.02   With Consent of Holders.....................................................................33
SECTION 8.03   Compliance with Trust Indenture Act.........................................................35
SECTION 8.04   Revocation and Effect of Consents...........................................................35
SECTION 8.05   Notation on or Exchange of Securities.......................................................35
SECTION 8.06   Trustee to Sign Amendments, etc.............................................................35

                                                  ARTICLE IX

                                           GUARANTEES OF SECURITIES

SECTION 9.01   Unconditional Guarantees....................................................................36
SECTION 9.02   Execution and Delivery of Notation of Guarantees............................................38

                                                  ARTICLE X

                                                  REDEMPTION

SECTION 10.01  Notices to Trustee..........................................................................38
SECTION 10.02  Selection of Securities to be Redeemed......................................................38
SECTION 10.03  Notices to Holders..........................................................................38
SECTION 10.04  Effect of Notices of Redemption.............................................................39
SECTION 10.05  Deposit of Redemption Price.................................................................39
SECTION 10.06  Securities Redeemed in Part.................................................................40
SECTION 10.07  Optional Redemption.........................................................................40

                                                  ARTICLE XI

                                                MISCELLANEOUS

SECTION 11.01  Trust Indenture Act Controls................................................................40
SECTION 11.02  Notices.....................................................................................40
SECTION 11.03  Communication by Holders with Other Holders.................................................41
SECTION 11.04  Certificate and Opinion as to Conditions Precedent..........................................41
SECTION 11.05  Statements Required in Certificate or Opinion...............................................42
SECTION 11.06  Rules by Trustee and Agents.................................................................42
SECTION 11.07  Legal Holidays..............................................................................42
SECTION 11.08  No Recourse Against Others..................................................................42
SECTION 11.09  Governing Law...............................................................................42
SECTION 11.10  Consent to Jurisdiction and Service of Process..............................................42
SECTION 11.11  Waiver of Immunity..........................................................................43
SECTION 11.12  Judgment Currency...........................................................................43
SECTION 11.13  No Adverse Interpretation of Other Agreements...............................................43
SECTION 11.14  Successors..................................................................................44
SECTION 11.15  Severability................................................................................44
SECTION 11.16  Counterpart Originals.......................................................................44
SECTION 11.17  Table of Contents, Headings, etc............................................................44


                                                  EXHIBITS

EXHIBIT A  Form of 10-Year Security.......................................................................A-1
EXHIBIT B  Form of 30-Year Security.......................................................................B-1

         INDENTURE dated as of April 26, 2001 among Anadarko Finance Company, an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), Anadarko Petroleum Corporation, a Delaware corporation (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's (i) 6 3/4% Series A Senior Notes due 2011 (the "Series A 10-Year Securities") and 6 3/4% Series B Senior Notes due 2011 (the "Series B 10-Year Securities" and together with the Series A 10-Year Securities, the "10-Year Securities") and (ii) 7 1/2% Series A Senior Notes due 2031 (the "Series A 30-Year Securities") and 7 1/2% Series B Senior Notes due 2031 (the "Series B 30-Year Securities" and together with the Series A 30-Year Securities, the "30-Year Securities"). The Series A 10-Year Securities and the Series A 30-Year Securities are collectively referred to herein as the "Series A Securities", and the Series B 10-Year Securities and the Series B 30-Year Securities are collectively referred to herein as the "Series B Securities." In addition, each of the Series A 10-Year Securities, the Series B 10-Year Securities, the Series A 30-Year Securities and the Series B 30-Year Securities shall constitute a "series" of Securities:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01        Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officers' Certificate to determine whether any Person is an Affiliate of any specified Person.

         "Agent" means any Registrar or Paying Agent.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

         "Board of Directors" of any Person means the board of directors of such Person or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the board of directors of such Person.

         "Business Day" means any day that is not a Legal Holiday.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Consolidated Net Tangible Assets " means the aggregate amount of assets of the Guarantor and its Restricted Subsidiaries (less applicable reserves and other properly deductible items but including investments in non-consolidated Persons) after deducting therefrom (a) all current liabilities (excluding any portion thereof constituting Funded Debt by reason of being renewable or extendible at the option of the obligor beyond twelve months from the date of determination) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on a consolidated balance sheet of the Guarantor and its consolidated Subsidiaries and computed in accordance with GAAP.

         "Corporate Trust Office of the Trustee" means the office of the Trustee at which the corporate trust business of the Trustee shall be principally administered, which office shall initially be located at the address of the Trustee specified in Section 11.02 hereof and may be located at such other address as the Trustee may give notice to the Company and the Holders or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

         "Depositary" means The Depository Trust Company, its nominees and their respective successors.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

         "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange each series of the Series B Securities for the corresponding series of Series A Securities.

         "Exchange Offer Registration Statement" means a registration statement under the Securities Act relating to an Exchange Offer, including the related prospectus.

         "Funded Debt" means all indebtedness of the Company or the Guarantor for money borrowed which is not by its terms subordinated in right of payment to the prior payment in full of the Securities (in the case of indebtedness of the Company) or the Guarantees (in the case of indebtedness of the Guarantor), having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being (i) renewable or extendible beyond 12 months from such date at the option of the obligor or (ii) issued in connection with a commitment by a bank or other financial institution to lend so that such indebtedness is treated as though it had a maturity in excess of 12 months pursuant to GAAP.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

         "Holder" means a Person in whose name a Security is registered.

         "Indebtedness" means any indebtedness for money borrowed or representing the deferred purchase price of property or assets purchased.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Initial Purchaser" means Credit Suisse First Boston Corporation, as initial purchaser of the Series A Securities in the Offering.

         "Interest Payment Date" shall have the meaning assigned to such term in the Securities.

         "Issue Date" means the first date on which the Series A Securities are issued under this Indenture.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of New York, New York, Houston, Texas or a place of payment are authorized or obligated by law, regulation or executive order to remain closed.

         "Liquidated Damages" has the meaning given to such term in the Registration Rights Agreement.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         "Offering" means the offering of the Original Securities pursuant to the Offering Circular.

         "Offering Circular" means the Confidential Offering Circular of the Company, dated April 19, 2001, relating to the Offering.

         "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

         "Officers' Certificate" means a certificate signed by two Officers of a Person, one of whom must be the Person's Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, the Guarantor or the Trustee.

         "Person" means any individual, corporation, partnership, limited liability company, limited or general partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

         "Principal Property" means any manufacturing plant, processing plant, property interest in oil, gas, coal or other minerals in place or in geothermal resources in place, pipeline, warehouse, office building or interest in real property which is located in the United States or offshore the United States and owned by the Guarantor or any Restricted Subsidiary, the gross book value (without deduction of any depreciation or depletion reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, other than any such plant, property interest, pipeline, warehouse, office building or interest in real property, or any portion of the foregoing, which, in the opinion of the Board of Directors of the Guarantor, is not of material importance to the total business conducted by the Guarantor and its Subsidiaries as an entirety.

         "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchaser to issue and deliver to the Initial Purchaser, in exchange for the Original Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means the Series B Securities to be issued pursuant to this Indenture to the Initial Purchaser in a Private Exchange.

         "Purchase Agreement" means the Purchase Agreement, dated as of April 19, 2001, among the Company, the Guarantor and the Initial Purchaser.

         "Q.B." means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" shall have the meaning assigned to such term in the Securities.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of April 26, 2001, among the Company, the Guarantor and the Initial Purchaser relating to the Securities.

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Subsidiary" means any Subsidiary of the Guarantor, except a Subsidiary of the Guarantor that (a) neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the United States of America or offshore the United States of America or (b) is engaged primarily in financing the operations of the Guarantor or its Subsidiaries, or both.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Series A Securities and the Series B Securities.

         "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

         "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Series A Securities" means, collectively, the Company's (i) 6 3/4% Series A Senior Notes due 2011 and (ii) 7 1/2% Series A Senior Notes due 2031, in each case, to be issued pursuant to this Indenture.

         "Series B Securities" means, collectively, the Company's (i) 6 3/4% Series B Senior Notes due 2011 and (ii) 7 1/2% Series B Senior Notes due 2031, in each case, to be issued pursuant to this Indenture in the Exchange Offer.

         "Shelf Registration Statement" means the registration statement to be filed by the Company, in connection with the offer and sale of Original Securities or Private Exchange Securities, pursuant to the Registration Rights Agreement.

         "Stated Maturity" means, with respect to any Security, the date specified in such Security as the fixed date on which the principal of such Security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

         "Subsidiary" of any Person means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the Issue Date.

         "Transfer Restricted Securities" has the meaning assigned to such term in Section 6 of the Registration Rights Agreement.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

SECTION 1.02        Other Definitions.

                                 TERM                         DEFINED IN SECTION
         ---------------------------------------------------  ------------------
         "Agent Members" ...................................        2.01(c)
         "DTC" .............................................        2.03
         "Event of Default" ................................        5.01
         "Global Security" .................................        2.01(b)
         "Guarantees" ......................................        9.01(a)
         "Original Securities" .............................        2.02
         "Paying Agent" ....................................        2.03
         "Registrar" .......................................        2.03
         "Regulation S" ....................................        2.01(b)
         "Rule 144A" .......................................        2.01(b)
         "Successor" .......................................        4.01

SECTION 1.03        Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company and the Guarantor.

         All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04        Rules of Construction.

         Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.


                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.01        Form and Dating.

         (a) General. The 10-Year Securities and the 30-Year Securities, any notations thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, respectively, to this Indenture, the terms of which are hereby incorporated into this Indenture. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's certificate of incorporation, memorandum of association, articles of association, other organizational documents, agreements to which the Company is subject, if any, or usage, provided that any such notation, legend or endorsement is in a form acceptable to the Company. Each Security shall be dated the date of its authentication. The Securities shall be in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         (b) Global Securities. Original Securities of any Series offered and sold to a Q.B. in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Section 2.06 (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Original Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (c) Book-entry Provisions. This Section 2.01(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         (d) Certificated Securities. Except as provided in this Section 2.01 or
Section 2.06 or 2.07, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

SECTION 2.02        Execution and Authentication.

         One Officer of the Company shall sign the Securities on behalf of the Company by manual or facsimile signature. The Company's seal may be (but shall not be required to be) impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

         A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate (i) for original issue on the Issue Date each of (A) the 10-Year Series A Securities in the aggregate principal amount of $400,000,000 and (B) the 30-Year Series A Securities in the aggregate principal amount of $900,000,000 (collectively, the "Original Securities"), (ii) the Series B Securities for original issue, pursuant to an Exchange Offer or Private Exchange, for a like principal amount of Series A Securities and (iii) any amount of additional Securities specified by the Company, in each case, upon a written order of the Company signed by one Officer of the Company. Such order shall specify (a) the amount of the Securities of each series to be authenticated and the date of original issue thereof, and (b) whether the Securities are Series A Securities or Series B Securities. The aggregate principal amount of Securities of any series outstanding at any time may not exceed the aggregate principal amount of Securities of such series authorized for issuance by the Company pursuant to one or more written orders of the Company, except as provided in Section 2.08 hereof. Subject to the foregoing, the aggregate principal amount of Securities of any series that may be issued under this Indenture shall not be limited.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, or an Affiliate of any of them.

         The Series A Securities of any series and the corresponding Series B Securities of such series shall be considered collectively to be a single class for all purposes of this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

SECTION 2.03        Registrar and Paying Agent.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Company initially appoints the Trustee as Registrar and Paying
Agent.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to each Global Security.

SECTION 2.04        Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, or interest on the Securities, whether such money shall have been paid to it by the Company or the Guarantor, and will notify the Trustee of any default by the Company or the Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.05        Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06        Transfer and Exchange.

         (a) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                  (ii) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.07), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (iii) If a Global Security is exchanged for Securities in definitive registered form pursuant to this Section 2.06 or Section
         2.07 of this Indenture, prior to the consummation of an Exchange Offer or prior to or in a transfer made pursuant to an effective Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.06 (including the certification and other requirements set forth on the reverse of the Original Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities
         Act) and such other procedures as may from time to time be adopted by the Company.

         (b) Legend.

                  (i) Except as permitted by the following paragraphs (ii),
         (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  "THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE
                  HOLDER:

                  (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

                  (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY

                  THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, in the case of any Transfer Restricted Security that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                  (iii) After a transfer of any Original Securities or Private Exchange Securities during the period of the effectiveness of and pursuant to a Shelf Registration Statement with respect to such Original Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Original Security or such Private Exchange Security will cease to apply, the requirements requiring any such Original Security or such Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated Original Security or Private Exchange Security without legends will be available to the transferee of the Holder of such Original Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Original Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Original Securities pursuant to which Holders of such Original Securities are offered Exchange Securities in exchange for their Original Securities, all requirements pertaining to such Original Securities that Original Securities issued to certain Holders be issued in global form will cease to apply and certificated Original Securities with the restricted securities legend set forth in Section 2.06(b) will be available to Holders of such Original Securities that do not exchange their Original Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Original Securities in such Exchange Offer.

                  (v) Upon the consummation of a Private Exchange with respect to the Original Securities pursuant to which Holders of such Original Securities are offered Private Exchange Securities in exchange for their Original Securities, all requirements pertaining to such Original Securities that Original Securities issued to certain Holders be issued in global form will still apply, and Private Exchange Securities in global form with the Restricted Securities Legend set forth in

         Section 2.06(b) will be available to Holders that exchange such Original Securities in such Private Exchange.

         (c) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

         (d) Obligations with Respect to Transfers and Exchanges of Securities.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities and Global Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 5.11, 8.05 and 10.06 of the Indenture).

                  (ii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any certificated Security selected for redemption in whole or in part pursuant to Article X of this Indenture, except the unredeemed portion of any certificated Security being redeemed in part, or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

                  (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of, premium, if any, and interest and Liquidated Damages, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         (e) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, any Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely conclusively and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.07        Certificated Securities.

         (a) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

         (b) Any Global Security that is transferred to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee at its office located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Original Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(d), bear the restricted securities legend set forth in Section 2.06(b).

         (c) Subject to the provisions of Section 2.06(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (d) If either of the events specified in Section 2.07(a) occurs, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

         (e) If a certificated Security issued pursuant to this Section 2.07 is exchanged for another certificated Security prior to the consummation of an Exchange Offer or prior to or in a transfer made pursuant to an effective Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of (i) Section 2.06(a)(iii) (including the certification and other requirements set forth on the reverse of the Original Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities
Act) and such other procedures as may from time to time be adopted by the Company and (ii) Section 2.06(b).

SECTION 2.08        Replacement Securities.

         If any mutilated Security is surrendered to the Trustee, or the Company and the Guarantor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security, with an endorsement of the Guarantee executed by the Guarantor, but only if the Trustee's requirements are met. If required by the Trustee, the Company or the Guarantor, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee, the Company and the Guarantor to protect the Company, the Guarantor, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company, the Trustee and the Guarantor may charge for their expenses in replacing a Security. If, after the delivery of such replacement Security, a bona fide purchaser of the original Security in lieu of which such replacement Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such replacement Security from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee, the Company or the Guarantor in connection therewith.

         Every replacement Security is an additional obligation of the Company.

SECTION 2.09        Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.09 as not outstanding; provided, however, that in determining whether the holders of the requisite principal amount of outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Guarantor, the Company, any of their respective Subsidiaries or any of their respective Affiliates shall be disregarded and deemed not to be outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

         If a Security is replaced pursuant to Section 2.08 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the principal amount of any Security is considered paid under
Section 3.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         A Security does not cease to be outstanding because the Company, a Guarantor or an Affiliate of any of them holds the Security.

SECTION 2.10        Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantor or an Affiliate of any of them shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

SECTION 2.11        Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.12        Cancellation.

         The Company or the Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. All canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.13        Defaulted Interest.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities and in Section 3.01 hereof. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.14        Persons Deemed Owners.

         The Company, the Guarantor, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of or premium, if any, or interest on such Security and for all other purposes. None of the Company, the Guarantor, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.15        CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01        Payment of Securities.

         The Company shall pay the principal of and premium, if any, Liquidated Damages, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, Liquidated Damages, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., Eastern time, on that date money deposited by the Company designated for and sufficient to pay all principal, premium, if any, Liquidated Damages, if any, and interest then due.

         To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, premium, if any, Liquidated Damages, if any, and interest payments (without regard to any applicable grace period) at a rate equal to the then applicable interest rate on the Securities.

         Solely for purposes of disclosure pursuant to the Interest Act (Canada) (and for no other purpose), the annual interest rate applicable to any series of Securities, for any portion of any period of less than one year will be the percentage interest rate per annum stipulated in the Securities as to which the calculation must be made, multiplied by the number of days in the calendar year in which the applicable interest is paid, divided by 360.

SECTION 3.02        Maintenance of Office or Agency.

         The Company will maintain, in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities may be presented for registration of transfer or exchange, where Securities may be presented for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the principal office of the Trustee in the Borough of Manhattan, The City of New York, which, on the date hereof, is located at the address set forth in Section 11.02 hereof. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03 hereof.

SECTION 3.03        SEC Reports; Financial Statements.

         (a) Notwithstanding that the Company and the Guarantor may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Guarantor shall file with the SEC and provide the Trustee and the Holders with such annual and quarterly reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act within 15 days after the date it is required (or would otherwise have been required) to file such reports, information and documents. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance and the Guarantor's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         (b) In addition, whether or not required by the rules and regulations of the SEC, the Guarantor will file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such filing). In addition, the Guarantor shall furnish to the Holders and to prospective investors, upon the requests of Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the Securities are not freely transferable under the Securities Act.

         (c) The Company or the Guarantor shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Holders under this Section 3.03.

SECTION 3.04        Compliance Certificate.

         (a) The Company and the Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by two Officers of the Company (one of whom shall be the principal financial, principal accounting or principal executive officer of the Company) and two Officers of the Guarantor (one of whom shall be the principal financial, principal accounting or principal executive officer of the Guarantor), which statement need not constitute an Officers' Certificate, complying with TIA
Section 314(a)(4) and stating that in the course of performance by the signing Officers of the Company and Officers of the Guarantor of their duties as such Officers, they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company and the Guarantor, respectively, of its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to the best of his knowledge, each of the Company and the Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company or the Guarantor, as the case may be, is taking or proposes to take with respect thereto).

         (b) The Company and the Guarantor shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company or the Guarantor becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company or Guarantor is taking or proposes to take with respect thereto.

SECTION 3.05        Corporate Existence.

         Subject to Article IV, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors of the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities.

SECTION 3.06        Waiver of Stay, Extension or Usury Laws.

         Each of the Company and the Guarantor covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or the Guarantor from paying all or any portion of the principal of, or premium, if any, Liquidated Damages, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 3.07        Limitation on Liens.

                  The Guarantor will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any indebtedness for money borrowed (all such indebtedness for money borrowed being hereinafter in this Article called "Debt"), secured by a Mortgage on any Principal Property or on any shares of stock or Indebtedness of any Restricted Subsidiary, without effectively providing that the Securities of any series (together with, if the Guarantor shall so determine, any other indebtedness of the Guarantor or such Restricted Subsidiary which is not subordinate in right of payment to the prior payment in full of the Securities of any series) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all Debt so secured would not exceed 10% of Consolidated Net Tangible Assets as of a date within 150 days prior to such determination; provided, however, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

                  (1) Mortgages existing at the date of this Indenture;

                  (2) Mortgages on property of, or on any shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                  (3) Mortgages in favor of the Guarantor or any Restricted Subsidiary;

                  (4) Mortgages on property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger, consolidation or the reorganization) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition, the completion of construction or the commencement of full operation of such property or within 180 days after the acquisition of such shares or Indebtedness for the purpose of financing all or any part of the purchase price thereof or construction thereon, it being understood that if a commitment for such financing is obtained prior to or within such 180-day period, the applicable Mortgage shall be deemed to be included in this clause (4) whether or not such Mortgage is created within such 180-day period;

                  (5) Mortgages on property owned or leased by the Guarantor or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or any political subdivision thereof, or in favor of holders of securities issued by any such entity, pursuant to any contract or statute (including, without limitation, mortgages or easements on property of the Guarantor or any Restricted Subsidiary related to the financing of such property pursuant to Section 103 of the Internal Revenue Code of 1986, as amended or any successor section thereto);

                  (6) Mortgages to secure partial, progress, advance or other payments or any Debt incurred for the purpose of financing all or any part of the purchase price or cost of construction, development or repair, alternation or improvement of the property subject of such Mortgage if the commitment for the financing is obtained not later than one year after the latter of the completion of or the placing into operation (exclusive of test and start-up periods) of such constructed, developed, repaired, altered or improved property;

                  (7) Mortgages on oil, gas, coal or other minerals in place or on geothermal resources in place, or on related leasehold or other property interests, which are incurred to finance development, production or acquisition costs (including, but not limited to, Mortgages securing advance sale obligations);

                  (8) Mortgages on equipment used or usable for drilling, servicing or operation of oil, gas, coal or other mineral properties or of geothermal properties;

                  (9) Mortgages arising in connection with contracts or subcontracts with, or made at the request of, the United States of America, any State thereof or any department, agency or instrumentally of the United States or any State thereof; and

                  (10) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (9) of this
         Section 3.07, inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Restricted Subsidiary Indebtedness that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

         The following transactions shall not be deemed to create Debt secured by a Mortgage;

                  (i) the sale or other transfer of oil, gas, coal or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of oil, gas, coal or other minerals, or the sale or other transfer of any other interest in property of the character commonly referred to as an oil, gas, coal or other mineral payment or a production payment; and

                  (ii) the sale or other transfer by the Guarantor or a Restricted Subsidiary of properties to a partnership, joint venture or other entity whereby the Guarantor or such Restricted Subsidiary would retain partial ownership of such properties.

                                   ARTICLE IV

                         CONSOLIDATION, MERGER AND SALE

SECTION 4.01        Limitation on Mergers and Consolidations.

         The Company shall not consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) (A) in the case of a merger, the Company is the surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and existing under the laws of the United States of America, any state thereof, Canada, any province thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) (A) in the case of a merger, the Guarantor is the surviving entity, or (B) the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all obligations in respect of the Guarantees and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 4.02        Successors Substituted.

         Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person, or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 4.01, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor (as the case may be) under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor (as the case may be) herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 4.03        Assignment of Company's Obligations.

         The Company may assign its obligations under the Securities and this Indenture to any other wholly owned Subsidiary of the Guarantor at any time without the consent of the Trustee or any Holder, provided that the assignee agrees to be bound by the terms of this Indenture and the Securities, and the Guarantees remain in full force and effect. Upon any such assignment by the Company, the Person to whom such assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities, with the same effect as if such Person had been named as the Company herein and therein, and thereafter, the assignor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. A copy of the agreement evidencing such assignment shall be provided to the Trustee by the Company, promptly after the effective date of such assignment.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01        Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest (or Liquidated Damages) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) default by the Company or the Guarantor in the payment of any principal of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $25,000,000 as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its stated maturity unless such default shall be cured, by payment or otherwise, within 30 days after the receipt by the Company and the Guarantor of written notice of such default from the Trustee or from the Holders of at least 25% in principal amount of the outstanding Securities of that series; or

                  (5) the Guarantee in respect of Securities of that series ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void (other than in accordance with the terms of such Guarantee) or the Guarantor denies or disaffirms its obligations under such Guarantee; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (7) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action.

         The Trustee shall not be deemed to know of a Default or Event of Default unless a Responsible Officer at the Corporate Trust Office of the Trustee has actual knowledge of such Default or Event of Default or the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default.

         When a Default is cured, or when an Event of Default is deemed cured pursuant to Section 5.04, such Default, or Event of Default, as the case may be, ceases.

SECTION 5.02        Acceleration.

         If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 5.01 hereof with respect to the Company or the Guarantor) with respect to any series of Securities occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of such series by notice to the Company and the Trustee, may declare the principal of and premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on all then outstanding Securities of such series to be due and payable immediately. Upon any such declaration the amounts due and payable on the Securities of such series, as determined in accordance with the next succeeding paragraph, shall be due and payable immediately. If an Event of Default specified in clause (6) or
(7) of Section 5.01 hereof with respect to the Company or the Guarantor occurs, the principal of and premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on all Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and Liquidated Damages, if any, and any interest thereon at the rate or rates prescribed therefor in such Securities or in this Indenture,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest and overdue Liquidated Damages, if any, at the rate or rates prescribed therefor in such Securities or in this Indenture, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.04.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         If the maturity of the Securities of any series is accelerated pursuant to this Section 5.02, 100% of the principal amount thereof shall become due and payable plus premium, if any, and accrued interest and Liquidated Damages, if any, to the date of payment.

SECTION 5.03        Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or the Registration Rights Agreement.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 5.04        Waiver of Existing Defaults.

         Subject to Sections 5.07 and 8.02 hereof, the Holders of a majority in principal amount of the Securities of any series then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, Liquidated Damages, if any, or interest on the Securities of any series or (2) a continuing Default in respect of a provision that under
Section 8.02 hereof cannot be amended without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.05        Control by Majority.

         The Holders of a majority in principal amount of the Securities of any series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it hereunder with respect to such series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 5.06        Limitations on Suits.

         Subject to Section 5.07 hereof, a Holder may pursue a remedy with respect to this Indenture (including the Guarantees) or the Securities of any series only if:

                  (1) such Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the Securities of such series then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities of such series do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 5.07        Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, and premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

SECTION 5.08        Collection Suit by Trustee.

         If an Event of Default specified in clause (1) or (2) of Section 5.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company and the Guarantor for the amount of principal and premium, if any, and interest (and Liquidated Damages, if any) remaining unpaid on any series of Securities, and interest on overdue principal, premium, if any, and Liquidated Damages, if any and, to the extent lawful, interest on overdue interest (and Liquidated Damages, if any), and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.09        Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company and the Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities of any series may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.10        Priorities.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 6.07 hereof;

                  Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, Liquidated Damages, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, Liquidated Damages, if any, and interest, respectively; and

                  Third: to the Company and the Guarantor.

         The Trustee, upon prior written notice to the Company and the Guarantor, may fix a record date and payment date for any payment to Holders pursuant to this Article.

SECTION 5.11        Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 hereof, or a suit by a Holder or Holders of more than 10% in principal amount of the Securities of any series then outstanding.

                                   ARTICLE VI

                                     TRUSTEE

SECTION 6.01        Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, and premium if any, and interest on the Securities.

SECTION 6.02        Rights of Trustee.

         (a) The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or the Guarantor shall be sufficient if signed by an Officer of the Company or the Guarantor.

         (f) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

         (g) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of holders of Securities of a series, each representing less than a majority in aggregate principal amount of the Securities outstanding of such series, pursuant to the provisions of this Indenture, the Trustee may determine what action, if any, shall be taken.

         (h) The Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend and be enforceable by the Trustee in each of its capacities hereunder and shall extend to the Trustee's officers, directors, agents, attorneys and employees. Such immunities and protections and right to indemnity, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the discharge of this Indenture and final payment of the Securities.

         (i) The permissive right of the Trustee to take the actions permitted by the Indenture shall not be construed as an obligation or duty to do so.

         (j) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Securities, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Securities.

         (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 6.03        Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantor or any of their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11 hereof.

SECTION 6.04        Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 6.05        Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, Liquidated Damages, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 6.06        Reports by Trustee to Holders.

         Within 60 days after August 1 of each year, beginning with August 1, 2002, the Trustee shall mail to Holders a brief report dated as of August 1 of such year that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted. The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Sections 313(c) and 313(d).

         A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee if and when the Securities are listed on any stock exchange.

SECTION 6.07        Compensation and Indemnity.

         The Company and the Guarantor jointly and severally agree to pay to the Trustee from time to time such compensation as agreed to by the Company, the Guarantor and the Trustee, for its acceptance of this Indenture and its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantor jointly and severally agree to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company and the Guarantor jointly and severally agree to indemnify the Trustee or any predecessor Trustee and their agents for and to hold them harmless against any and all loss, liability damage, claims, or expense (including taxes, other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of defending itself against any claim (whether asserted by the Company, the Guarantor, any Holder or any other Person), except as set forth in the next paragraph. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantor shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

         Neither the Company nor the Guarantor shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the payment obligations of the Company and the Guarantor in this Section 6.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, and premium, if any, and interest and Liquidated Damages, if any, on the Securities. Such lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(6) or (7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.08        Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.08.

         The Trustee may resign and be discharged from the trust hereby created by so notifying the Company and the Guarantor. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10 hereof;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and the Guarantor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantor. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 6.08 hereof, the obligations of the Company and the Guarantor under Section 6.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 6.09        Successor Trustee by Merger, etc.

         Subject to Section 6.10 hereof, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

         In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10        Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

         The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 6.11        Preferential Collection of Claims Against Company.

         The Trustee is subject to and shall comply with the provisions of TIA
Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

SECTION 7.01        Termination of Company's Obligations.

         (a) This Indenture shall cease to be of further effect with respect to Securities of a series (except that the Company's and the Guarantor's obligations under Section 6.07 hereof and the Trustee's and Paying Agent's obligations under Section 7.03 hereof shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to such series, when:

                  (1) either

                                    (A) all outstanding Securities of such
                  series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                                    (B) all outstanding Securities of such
                  series not theretofore delivered to the Trustee for cancellation:

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year,

         and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose an amount which, together with earnings thereon, will be sufficient to pay and discharge the entire indebtedness on such Securities of such series for principal, premium, if any, Liquidated Damages, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

                  (2) the Company has paid all other sums payable by it hereunder with respect to such series; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to such series have been complied with, together with an Opinion of Counsel to the same effect.

         (b) The Company and the Guarantor may, subject as provided herein, terminate all of their obligations under this Indenture with respect to Securities of a series (and the Guarantee thereof) if:

                  (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments dedicated solely to the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of, and premium, if any, Liquidated Damages, if any, and interest on all Securities of such series on each date that such principal, premium, if any, Liquidated Damages, if any, or interest is due and payable and to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, Liquidated Damages, if any, and interest with respect to the Securities of such series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as clauses (6) and
         (7) of Section 5.01 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 7.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (5) such deposit and discharge will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound;

                  (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b); and

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         In such event, this Indenture shall cease to be of further effect with respect to Securities of such series (except as provided in the next succeeding paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture.

         However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 3.01, 3.02, 3.03, 4.01, 6.07, 6.08, 7.01 and 7.04 hereof, the
Company's and the Guarantor' obligations in Sections 4.01, 6.07, 7.04 and 9.01 hereof and the Trustee's and Paying Agent's obligations in Section 7.03 hereof shall survive until the Securities of such series are no longer outstanding. Thereafter, only the Company's and the Guarantor's obligations in Section 6.07 hereof and the Trustee's and Paying Agent's obligations in Section 7.03 hereof shall survive.

         After such irrevocable deposit made pursuant to this Section 7.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal of, premium, if any, Liquidated Damages, if any, or interest on the Securities of such series, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

SECTION 7.02        Application of Trust Money.

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.01 hereof. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium, if any, Liquidated Damages, if any, and interest on Securities of the series with respect to which the deposit was made.

SECTION 7.03        Repayment to Company.

         The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

         Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium, if any, Liquidated Damages, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 7.04        Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money or U.
S. Government Obligations in accordance with Section 7.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Guarantor under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.01 hereof until such time as the Trustee or the Paying Agent is permitted to apply all such money or U. S. Government Obligations in accordance with Section 7.01 hereof; provided, however, that if the Company or the Guarantor has made any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, the Company or the Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                  ARTICLE VIII

                                   AMENDMENTS

SECTION 8.01        Without Consent of Holders.

         The Company, the Guarantor and the Trustee may amend or supplement this Indenture or any of the Securities or waive any provision hereof or thereof without the consent of any Holder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Sections 4.01 and 4.02 hereof;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to add any additional Events of Default in respect of all or any series of Securities;

                  (5) to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (7) to secure the Securities of any series pursuant to the requirements of Section 3.09 or otherwise;

                  (8) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

                  (9) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA;

                  (10) to add to the covenants of the Company or the Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (11) to make any change that does not adversely affect the rights hereunder of any Holder in any material respect.

         Upon the request of the Company and the Guarantor accompanied by a resolution of the Board of Directors of the Company and of the Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantor in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment, supplement or waiver under this Section 8.01 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8.02        With Consent of Holders.

         Except as provided below in this Section 8.02, the Company, the Guarantor and the Trustee may amend or supplement this Indenture with respect to the Securities of a series or the Securities of any series with the written consent (including consents obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms) of the Holders of at least a majority in principal amount of the Securities of such series then outstanding.

         Upon the request of the Company and the Guarantor accompanied by a resolution of the Board of Directors of the Company and of the Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance in a particular instance by the Company or the Guarantor with any provision of this Indenture or the Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms).

         Without the consent of Holders of at least two-thirds in principal amount of the Securities of any series then outstanding, an amendment, supplement or waiver under this Section may not:

                  (a) reduce the rate of or change the time for payment of Liquidated Damages, if any, on any Security of such series;

                  (b) impair the right to institute suit for the enforcement of any payment of Liquidated Damages, if any, on any Security of such series, except as limited by Section 5.06 hereof; or

                  (c) waive a continuing Default or Event of Default in the payment of Liquidated Damages, if any, on the Securities of such series.

         Without the consent of each Holder affected, an amendment, supplement or waiver under this Section may not:

                  (1) reduce the percentage of principal amount of the Securities of any series whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption under Section 10.07 or specified in the Securities;

                  (4) change the place of payment or make any Security payable in money other than that stated in the Security;

                  (5) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security pursuant to Sections 5.07 and 5.08 hereof, except as limited by Section 5.06 hereof;

                  (6) make any change in the percentage of principal amount of the Securities of any series necessary to waive compliance with certain provisions of this Indenture pursuant to Section 5.04 or 5.07 hereof or this clause of this Section 8.02; or

                  (7) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities of any series.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of the Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

SECTION 8.03        Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Securities of any series shall comply in form and substance with the TIA as then in effect.

SECTION 8.04        Revocation and Effect of Consents.

          A consent to an amendment (which includes a supplement) or waiver by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security of any series or portion of a Security of such series that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation at any time prior to (but not after) the date the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver or to take any other action with respect to the Securities of any series under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of the Securities of such series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through (7) of Section 8.02 hereof. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 8.05        Notation on or Exchange of Securities.

         If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.06        Trustee to Sign Amendments, etc.

         The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall receive, and subject to Section 6.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate, as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Guarantor in accordance with its terms.

                                   ARTICLE IX

                            GUARANTEES OF SECURITIES

SECTION 9.01        Unconditional Guarantees.

         (a) For value received, the Guarantor hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, Liquidated Damages, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company (including, without limitation, all costs and expenses (including reasonable legal fees and disbursements) incurred by the Trustee or the Holders in connection with the enforcement of this Indenture and the Guarantees) (collectively, the "Indenture Obligations"), when and as such principal, premium, if any, Liquidated Damages, if any, and interest and such other amounts shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities and this Indenture. The guarantees by the Guarantor set forth in this Article IX are referred to herein as the "Guarantees." Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

         (b) Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, the Guarantor will be obligated to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). Each Guarantee hereunder is intended to be a general, unsecured, senior obligation of the Guarantor and will rank pari passu in right of payment with all Indebtedness of the Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee of the Guarantor. The Guarantor hereby agrees that its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby agrees that in the event of a default in payment of the principal of, or premium, if any, Liquidated Damages, if any, or interest on the Securities of any series or any other amounts payable under this Indenture and the Securities by the Company, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 5.06 hereof, by the Holders, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantees without first proceeding against the Company.

         (c) To the fullest extent permitted by applicable law, the obligations of the Guarantor under this Article IX shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or the Guarantor contained in any of the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, the Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, the Guarantor or the Trustee of any rights or remedies under any of the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Securities, including all or any part of the rights of the Company or the Guarantor under this Indenture, (v) the extension of the time for payment by the Company or the Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Securities or this Indenture or of the time for performance by the Company or the Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or the Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Guarantor or any of their respective assets, or the disaffirmance of any of the Securities, the Guarantees or this Indenture in any such proceeding, (viii) the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the Securities, the Guarantees or this Indenture,
(x) any change in the name, business, capital structure, corporate existence, or ownership of the Company or the Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or the Guarantor.

         (d) The Guarantor hereby (i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or the Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and
(iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantees. The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

         (e) The Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Securities until all of the Securities and the Guarantees thereof shall have been indefeasibly paid in full or discharged.

         (f) A director, officer, employee or stockholder, as such, of the Guarantor shall not have any liability for any obligations of the Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

         (g) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this
Article IX and the Guarantees shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this Article IX shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law.

SECTION 9.02        Execution and Delivery of Notation of Guarantees.

         To further evidence the Guarantees, the Guarantor hereby agrees that a notation of such Guarantees shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of the Guarantor.

         The Guarantor hereby agrees that its Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to the Guarantee thereof.

         If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

                                    ARTICLE X

                                   REDEMPTION

SECTION 10.01       Notices to Trustee.

         If the Company elects to redeem the Securities of any series pursuant to the redemption provisions of Section 10.07, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a Redemption Date (unless the Trustee consents in writing to a shorter period of at least 30 days prior to the Redemption Date), an Officers' Certificate setting forth the Redemption Date, the principal amount of such Securities to be redeemed and the Redemption Price.

SECTION 10.02       Selection of Securities to be Redeemed.

         If less than all of the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed by such method as the Trustee in its sole discretion shall deem fair and appropriate. The particular Securities of such series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities of such series not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 10.03       Notices to Holders.

         (a) At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail in conformity with Section 11.02 a notice of redemption to each Holder whose Securities are to be redeemed.

         The Notice shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                  (iv) the name and address of the Paying Agent;

                  (v) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                  (vi) that unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities; and

                  (vii) the aggregate principal amount of Securities of each series being redeemed.

         If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

         (b) At the Company's request, the Trustee shall give the notice required in Section 10.03(a) in the Company's name; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date (unless the Trustee consents in writing to a shorter period at least 30 days prior to the Redemption Date), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 10.03(a).

SECTION 10.04       Effect of Notices of Redemption.

         Once notice of redemption is mailed pursuant to Section 10.03, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid out at the Redemption Price.

SECTION 10.05       Deposit of Redemption Price.

         At or prior to 10:00 am New York City time on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose less the expenses of the Trustee as provided herein.

         If the Company complies with the preceding paragraph, interest on the Securities or portions thereof to be redeemed (whether or not such Securities are presented for payment) will cease to accrue on the applicable Redemption Date. If any Security called for redemption shall not be so paid upon surrender because of the failure of the Company to comply with the preceding paragraph, then interest will be paid on the unpaid principal and premium, if any, from the Redemption Date until such principal and premium are paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 3.01.

SECTION 10.06       Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 10.07       Optional Redemption.

         The Securities of any series may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at the Redemption Price specified in such Securities.

         Any redemption pursuant to this Section 10.07 shall be made, to the extent applicable, pursuant to the provisions of Sections 10.01 through 10.06.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01       Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If this Indenture excludes any provision of the TIA that is required to be included, such provision shall be deemed included herein.

SECTION 11.02       Notices.

         Any notice or communication by the Company, the Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

If to the Company:

Anadarko Finance Company
17001 Northchase Drive
Houston, TX 77060
Attention: Vice President and Treasurer
Telecopier No. (281) 863-7077

If to the Guarantor:

Anadarko Petroleum Corporation
17001 North Chase Drive
Houston, Texas 77060
Attention: Vice President and Treasurer
Telecopier No. (281) 863-7077

If to the Trustee:

The Bank of New York
101 Barclay Street, 21 West
New York, New York 10286
Telecopier No. (212) 815-5915
Attention: Corporate Trust Administration

         Each of the Company, the Guarantor and the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, notices to the Trustee shall be effective only upon receipt.

         Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company or the Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

         All notices or communications, including without limitation notices to the Trustee or the Company or the Guarantor by Holders, shall be in writing, except as set forth below, and in the English language.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 11.03       Communication by Holders with Other Holders.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04       Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor shall, if requested by the Trustee, furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

         Notwithstanding the foregoing, no such Opinion of Counsel shall be required in connection with the issuance of the Original Securities pursuant to the Offering.

SECTION 11.05       Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.06       Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07       Legal Holidays.

         If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08       No Recourse Against Others.

         A director, officer, employee or stockholder of the Company or the Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 11.09       Governing Law.

         This Indenture and the Securities shall be governed by and constructed in accordance with the laws of the State of New York.

SECTION 11.10       Consent to Jurisdiction and Service of Process.

         The Company is not organized under the laws the United States (including the States thereof and the District of Columbia) and therefore hereby appoints the principal office of CT Corporation System in The City of New York which, on the date hereof, is located at 111 Eighth Avenue, New York, New York 10011, as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on this Indenture or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New

York, in either case in The Borough of Manhattan, The City of New York, by the Holder of any Security, and to the fullest extent permitted by applicable law, the Company hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of the Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. The Company agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action against the Company arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of the Company, and the Company expressly accepts the jurisdiction of any such court in any such action. The Company shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

SECTION 11.11       Waiver of Immunity.

         To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities, the Company, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 11.12       Judgment Currency.

         The Company agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

SECTION 11.13       No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantor or any other Subsidiary of the Guarantor. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.14       Successors.

         All agreements of the Company and the Guarantor in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 11.15       Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.16       Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.17       Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        Company:

                                        ANADARKO FINANCE COMPANY


                                        By: /s/ ALBERT L. RICHEY
                                            ------------------------------------
                                            Name: Albert L. Richey
                                            Title: Vice President and Treasurer

                                        Guarantor:

                                        ANADARKO PETROLEUM CORPORATION


                                        By: /s/ ALBERT L. RICHEY
                                            ------------------------------------
                                            Name: Albert L. Richey
                                            Title: Vice President and Treasurer

                                        Trustee:

                                        BANK OF NEW YORK


                                        By: /s/ BEATA HRYNIEWICKA
                                            ------------------------------------
                                            Name: Beata Hryniewicka
                                            Title: Assistant Treasurer

                                                                       EXHIBIT A

                           [FACE OF 10-YEAR SECURITY]

                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITARY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]**

                            ANADARKO FINANCE COMPANY

                    6 3/4% Series [A/B] Senior Note due 2011

                               CUSIP [          ]
                                      ----------

----------

 * This paragraph should be included only if the Security is a Global Security.

** These paragraphs should be included only if the Security is a Transfer
   Restricted Security.

No.                                                                 $
    ---                                                              -----------

         Anadarko Finance Company, an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security]* on May 1, 2011

         Interest Payment Dates:    May 1 and November 1

         Record Dates:              April 15 and October 15

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

                                             ANADARKO FINANCE COMPANY

                                             By:
                                                 -------------------------------

                                             By:
                                                 -------------------------------

Certificate of Authentication:

THE BANK OF NEW YORK,
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By:
     -----------------------------------------
     Authorized Signatory

----------

         * This phrase should be included only if the Security is a Global Security.

                          [REVERSE OF 10-YEAR SECURITY]

                            ANADARKO FINANCE COMPANY

                    6 3/4% SERIES [A/B] SENIOR NOTE DUE 2011

         This Security is one of a duly authorized issue of 6 3/4% Series [A/B] Senior Notes due 2011 (the "Securities") of Anadarko Finance Company, an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 6 3/4% per annum from April 26, 2001 until maturity. The Company will pay interest semiannually on May 1 and November 1 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 26, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 1, 2001 and interest accrued from April 26, 2001 shall be payable on such date. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payments of principal and premium, if any. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, Liquidated Damages, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, Liquidated Damages, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company and are guaranteed pursuant to guarantees (the "Guarantees") by Anadarko Petroleum Corporation, a Delaware corporation (the "Guarantor"). Each of the Guarantees is a senior unsecured obligation of the Guarantor. Certain limitations to the obligations of the Guarantor are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the Make-Whole Premium, if any (the "Redemption Price").

         The amount of the "Make-Whole Premium" with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                  (i) the sum of the present values, calculated as of the Redemption Date, of:

                                    (A) each interest payment that, but for such
                  redemption would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                                    (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                  (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus 25 basis points. The Make-Whole Premium will be calculated by an Independent Investment Banker.

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         "Independent Investment Banker" means Credit Suisse First Boston Corporation or, if such firm is unwilling or unable to make such calculation, an independent investment banking institution of national standing appointed by the Trustee.

         Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On or after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

         5. Paying Agent and Registrar. Initially, The Bank of New York (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor, or any of their respective subsidiaries may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 26, 2001 (as amended, supplemented or otherwise modified form time to time, the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities and the Guarantees are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company and the Guarantees are unsecured general obligations of the Guarantor. Capitalized terms used but not defined in this Security have the respective meanings given to such terms in the Indenture.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and compliance in a particular instance by the Company or the Guarantor with any provision of the Indenture may be waived (other than certain provisions, including any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to comply with the Indenture in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the Guarantor; to provide for uncertificated Securities in addition to or in place of certificated Securities; to add to, change or eliminate the provisions of the Indenture to the extent necessary to facilitate the issuance of Securities in accordance with the Indenture; to change or eliminate any provision of the Indenture when there is no Security outstanding which is entitled to the benefit of such provision; to secure the Securities of any series pursuant to the requirements under the Indenture; to comply with any requirements in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act of 1939, as amended; to comply with any requirements of the SEC in connection with qualifying the Indenture under the TIA; to add to the covenants of the Company or the Guarantor for the benefit of the Holders or to surrender any power conferred upon the Company or the Guarantor; or to make any change that does not adversely affect the rights of any Holder.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of Holders of at least two-thirds in principal amount of the Securities of any series then outstanding, an amendment, supplement or waiver under this Section may not (a) reduce the rate of or change the time for payment of Liquidated Damages, if any, on any Security of such series, (b) impair the right to institute suit for the enforcement of any payment of Liquidated Damages, if any, on any Security of such series, except as limited by Section 5.06 of the Indenture, or (c) waive a continuing Default or Event of Default in the payment of Liquidated Damages, if any, on the Securities of such series.

         Without the consent of each Holder affected, the Company may not (i) reduce the percentage of principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security,
(iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest or Liquidated Damages, if any, on the Securities for 60 days; default in payment of principal of, or premium, if any, on the Securities; default in the performance, or breach, of any of its other covenants, warranties or agreements in the Indenture by the Company or the Guarantor for 90 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding; a default in the payment of principal or interest in respect of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $25 million, and such default shall be continuing for a period of 30 days without the Company or Guarantor effecting a cure of such default, resulting in the acceleration of Maturity of the Funded Debt; certain voluntary or involuntary events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor; and the Guarantee in respect of the Securities ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void, or the Guarantor denies or disaffirms its obligations under such Guarantee. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with the Company and the Guarantor. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantor or their respective Affiliates, and may otherwise deal with the Company, the Guarantor or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Governing Law. The Indenture and the Securities shall be governed by and constructed in accordance with, the laws of the State of New York.

         18. [Additional Rights and Obligations of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company, the Guarantor and the Initial Purchaser. Each Holder of a Transfer Restricted Security , by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to a registration and the indemnification of the Company and the Guarantors to the extent provided therein.]**

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

Anadarko Finance Company
17001 Northchase Drive
Houston, TX 77060
Attention: Vice President and Treasurer
Telecopier No. (281) 863-7077


----------

         ** This paragraph should be included only if the Security is a Transfer Restricted Security.

                          FORM OF NOTATION ON SECURITY
                              RELATING TO GUARANTEE

         The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                        Guarantor:

                                        ANADARKO PETROLEUM CORPORATION


                                        By:
                                             -----------------------------------

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to
                          ------------------------------------------------------

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:
      ---------------------------

Your Signature:
                ----------------------------------------------------------------
                (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                     -----------------------------------------------------------
                     (Participant in a Recognized Signature Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

(1)[ ]   to the Guarantor, the Company or a Subsidiary thereof; or

(2)[ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)[ ] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933; or

(4)[ ] pursuant to an effective registration statement under the Securities Act of 1933; or

(5)[ ] pursuant to an exemption from the registration requirements of the Securities Act of 1933, provided by Rule 144 thereunder.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933 (an "Affiliate"):

         [ ] The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


                                        Signed:
                                               ---------------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Security)


Signature Guarantee:
                      ----------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ----------------------------------  --------------------------------------
                                          Notice: to be executed by an executive
                                                  officer***

----------

         *** These paragraphs should be included only if the Security is a Transfer Restricted Security.

                     SCHEDULE OF EXCHANGES OF SECURITIES***

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

                                                            PRINCIPAL AMOUNT      SIGNATURE OF
                       AMOUNT OF           AMOUNT OF       OF GLOBAL SECURITY      AUTHORIZED
                      DECREASE IN         INCREASE IN        FOLLOWING SUCH    OFFICER, TRUSTEE OR
      DATE OF       PRINCIPAL AMOUNT    PRINCIPAL AMOUNT      DECREASE (OR         SECURITIES
   TRANSACTION     OF GLOBAL SECURITY  OF GLOBAL SECURITY       INCREASE)           CUSTODIAN
-----------------  ------------------  ------------------  ------------------  -------------------



----------

         *** This Schedule should be included only if the Security is a Global Security.

                                                                       EXHIBIT B

                           [FACE OF 30-YEAR SECURITY]

                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITARY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]***

                            ANADARKO FINANCE COMPANY

                    7 1/2% Series [A/B] Senior Note due 2031

----------

         * This paragraph should be included only if the Security is a Global Security.

         *** These paragraphs should be included only if the Security is a Transfer Restricted Security.

                              CUSIP [          ]
                                     ----------

No.                                                                 $
    ---                                                              -----------

         Anadarko Finance Company, an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security.**] on May 1, 2031.

         Interest Payment Dates:    May 1 and November 1

         Record Dates:              April 15 and October 15

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

                                        ANADARKO FINANCE COMPANY

                                        By:
                                            ------------------------------------

                                        By:
                                            ------------------------------------

Certificate of Authentication:

THE BANK OF NEW YORK,
as Trustee, certifies that this is one
     of the Securities referred to in
     the within-mentioned Indenture.

By:
    ------------------------------------
    Authorized Signature

----------

         ** This phrase should be included only if the Security is a Global Security.

                          [REVERSE OF 30-YEAR SECURITY]

                            ANADARKO FINANCE COMPANY

                    7 1/2% SERIES [A/B] SENIOR NOTE DUE 2031

         This Security is one of a duly authorized issue of 7 1/2% Series [A/B] Senior Notes due 2031 (the "Securities") of Anadarko Finance Company, an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 7 1/2% per annum from April 26, 2001 until maturity. The Company will pay interest semiannually on May 1 and November 1 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 26, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 1, 2001 and interest accrued from April 26, 2001 shall be payable on such date. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payments of principal and premium, if any. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, Liquidated Damages, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, Liquidated Damages, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company and are guaranteed pursuant to guarantees (the "Guarantees") by Anadarko Petroleum Corporation, a Delaware corporation (the "Guarantor"). Each of the Guarantees is a senior unsecured obligation of the Guarantor. Certain limitations to the obligations of the Guarantor are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the Make-Whole Premium, if any (the "Redemption Price").

         The amount of the "Make-Whole Premium" with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                  (i) the sum of the present values, calculated as of the Redemption Date, of:

                                    (A) each interest payment that, but for such
                  redemption would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                                    (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                  (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus 30 basis points. The Make-Whole Premium will be calculated by an Independent Investment Banker.

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         "Independent Investment Banker" means Credit Suisse First Boston Corporation or, if such firm is unwilling or unable to make such calculation, an independent investment banking institution of national standing appointed by the Trustee.

         Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On or after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

         5. Paying Agent and Registrar. Initially, The Bank of New York (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor, or any of their respective subsidiaries may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 26, 2001 (as amended, supplemented or otherwise modified form time to time, the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities and the Guarantees are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company and the Guarantees are unsecured general obligations of the Guarantor. Capitalized terms used but not defined in this Security have the respective meanings given to such terms in the Indenture.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and compliance in a particular instance by the Company or the Guarantor with any provision of the Indenture may be waived (other than certain provisions, including any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to comply with the Indenture in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the Guarantor; to provide for uncertificated Securities in addition to or in place of certificated Securities; to add to, change or eliminate the provisions of the Indenture to the extent necessary to facilitate the issuance of Securities in accordance with the Indenture; to change or eliminate any provision of the Indenture when there is no Security outstanding which is entitled to the benefit of such provision; to secure the Securities of any series pursuant to the requirements under the Indenture; to comply with any requirements in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act of 1939, as amended; to comply with any requirements of the SEC in connection with qualifying the Indenture under the TIA; to add to the covenants of the Company or the Guarantor for the benefit of the Holders or to surrender any power conferred upon the Company or the Guarantor; or to make any change that does not adversely affect the rights of any Holder.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of Holders of at least two-thirds in principal amount of the Securities of any series then outstanding, an amendment, supplement or waiver under this Section may not (a) reduce the rate of or change the time for payment of Liquidated Damages, if any, on any Security of such series, (b) impair the right to institute suit for the enforcement of any payment of Liquidated Damages, if any, on any Security of such series, except as limited by Section 5.06 of the Indenture, or (c) waive a continuing Default or Event of Default in the payment of Liquidated Damages, if any, on the Securities of such series.

         Without the consent of each Holder affected, the Company may not (i) reduce the percentage of principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security,
(iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest or Liquidated Damages, if any, on the Securities for 60 days; default in payment of principal of, or premium, if any, on the Securities; default in the performance, or breach, of any of its other covenants, warranties or agreements in the Indenture by the Company or the Guarantor for 90 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding; a default in the payment of principal or interest in respect of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $25 million, and such default shall be continuing for a period of 30 days without the Company or Guarantor effecting a cure of such default, resulting in the acceleration of Maturity of the Funded Debt; certain voluntary or involuntary events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor; and the Guarantee in respect of the Securities ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void, or the Guarantor denies or disaffirms its obligations under such Guarantee. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with the Company and the Guarantor. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantor or their respective Affiliates, and may otherwise deal with the Company, the Guarantor or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Governing Law. The Indenture and the Securities shall be governed by and constructed in accordance with, the laws of the State of New York.

         18. [Additional Rights and Obligations of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company, the Guarantor and the Initial Purchaser. Each Holder of a Transfer Restricted Security , by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to a registration and the indemnification of the Company and the Guarantors to the extent provided therein.]*

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

Anadarko Finance Company
17001 Northchase Drive
Houston, TX  77060
Attention: Vice President and Treasurer
Telecopier No. (281) 863-7077

----------

         * This paragraph should be included only if the Security is a Transfer Restricted Security.

                          FORM OF NOTATION ON SECURITY
                              RELATING TO GUARANTEE

         The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                       Guarantor:

                                       ANADARKO PETROLEUM CORPORATION


                                       By:
                                           -------------------------------------

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to
                                              ----------------------------------

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________ as
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:
      ----------------------

Your Signature:
                      ----------------------------------------------------------
                      (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                      ----------------------------------------------------------
                      (Participant in a Recognized Signature Guaranty Medallion Program)

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

         (1) [ ]  to the Guarantor, the Company or a Subsidiary thereof; or

         (2) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) [ ] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933; or

         (4) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

         (5) [ ] pursuant to an exemption from the registration requirements of the Securities Act of 1933, provided by Rule 144 thereunder.

         and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933 (an "Affiliate"):

                  [ ] The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.



                                       Signed:
                                              ----------------------------------
                                       (Sign exactly as your name appears on the
                                           other side of this Security)


Signature Guarantee:
                      ----------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      --------------------------------------------------------------------------
                            Notice: to be executed by an executive officer]*



----------

         * These paragraphs should be included only if the Security is a Transfer Restricted Security.

                      SCHEDULE OF EXCHANGES OF SECURITIES*

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

                                                            PRINCIPAL AMOUNT      SIGNATURE OF
                       AMOUNT OF           AMOUNT OF       OF GLOBAL SECURITY      AUTHORIZED
                      DECREASE IN         INCREASE IN        FOLLOWING SUCH    OFFICER, TRUSTEE OR
      DATE OF       PRINCIPAL AMOUNT    PRINCIPAL AMOUNT      DECREASE (OR         SECURITIES
   TRANSACTION     OF GLOBAL SECURITY  OF GLOBAL SECURITY       INCREASE)           CUSTODIAN
-----------------  ------------------  ------------------  ------------------  -------------------



----------

         * This Schedule should be included only if the Security is a Global Security.